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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

     Date of Report  (Date of Earliest Event Reported):  October 12, 2007


                        N-VIRO INTERNATIONAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


     Delaware                         0-21802                   34-1741211
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
Incorporation or Organization)                               Identification No.)


     3450 W. Central Avenue, Suite 328
     Toledo, Ohio                                             43606
  (Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  8.01      OTHER  EVENTS

     On October 16, 2007, N-Viro International Corporation issued a press release regarding the dismissal of a lawsuit. The press release is attached as
Exhibit  99.1  and  is  incorporated  by  reference  into  this  item.


ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

Exhibit No.     Description
-----------     -----------
99.1            Press Release dated October 16, 2007.

The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:          October 16, 2007            By:     /s/  James K. McHugh
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                                                   James K. McHugh
                                                   Chief Financial Officer